                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
CSX TRANSPORTATION, INC.                        NORFOLK SOUTHERN RAILWAY COMPANY

                         CONSOLIDATED RAIL CORPORATION

                                   TO TENDER
                   OUTSTANDING 9 3/4% DEBENTURES DUE 2020 OF
            CONSOLIDATED RAIL CORPORATION (CUSIP NO. 209864AT4) AND
                   OUTSTANDING 7 7/8% DEBENTURES DUE 2043 OF
              CONSOLIDATED RAIL CORPORATION (CUSIP NO. 209864AU1)

    AND GIVE CONSENT TO CERTAIN AMENDMENTS TO THE INDENTURE RELATED THERETO

            PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION
         DESCRIBED IN THE PROSPECTUS AND CONSENT SOLICITATION STATEMENT
                            DATED             , 2004

     The Exchange Agent for the Exchange Offer and Consent Solicitation is:

                              THE BANK OF NEW YORK


         By Registered or Certified Mail:                     By Hand or Overnight Courier:
     The Bank of New York Reorganization Unit                      The Bank of New York
              101 Barclay Street, 7E                               Reorganization Unit
             New York, New York 10286                               101 Barclay Street
     Attn: William Buckley/Carolle Montreuil                 Corporate Trust Services Window
                                                                 New York, New York 10286
                                                         Attn: William Buckley/Carolle Montreuil



                  By Facsimile:                                   Confirm by Telephone:
                  (212) 298-1915                                   (212) 815-5788/5920


 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
  FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TO A NUMBER OTHER THAN AS LISTED
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     As described in the Prospectus and Consent Solicitation Statement (as defined below) and the related Letter of Consent/Transmittal, Consolidated Rail Corporation ("Conrail"), CSX Transportation, Inc. ("CSXT"), NYC Newco, Inc. ("NYC Newco"), Norfolk Southern Railway Company ("NSR") and PRR Newco, Inc. ("PRR Newco," and together with Conrail, CSXT, NYC Newco and NSR, the "Companies") have commenced an offer to exchange all outstanding 9 3/4% Debentures of Conrail due June 15, 2020 (the "9 3/4% Conrail Debentures") and all outstanding 7 7/8% Debentures of Conrail due May 15, 2043 (the "7 7/8% Conrail Debentures" and, together with the 9 3/4% Conrail Debentures, the "Conrail Debentures") for a combination of (i) (x) 9 3/4% Notes due June 15, 2020 issued by NYC Newco and fully and unconditionally guaranteed by CSXT and
9 3/4% Notes due June 15, 2020 issued by PRR Newco and fully and unconditionally guaranteed by NSR and (y) a cash payment of $7.00 per $1,000 principal amount of 9 3/4% Conrail Debentures validly tendered, and (ii) (x) 7 7/8% Notes due May 15, 2043 issued by NYC Newco and fully and unconditionally guaranteed by CSXT and 7 7/8% Notes due May 15, 2043 issued by PRR Newco and fully and unconditionally guaranteed by NSR and (y) a cash payment of $7.50 per $1,000 principal amount of 7 7/8% Conrail Debentures validly tendered, upon the terms and subject to the conditions set forth in the Prospectus and Consent
Solicitation Statement dated           , 2004 (as the same may be amended or
supplemented from time to time, the "Prospectus and Consent Solicitation Statement") and in the accompanying Letter of Consent/Transmittal dated
          , 2004 (the "Letter of Consent/Transmittal").

     The Companies are also soliciting (the "Consent Solicitation" and, together with the Exchange Offer, the "Exchange Offer and Consent Solicitation") consents (the "Consents") to certain proposed amendments as described in the Prospectus and Consent Solicitation Statement (the "Proposed Amendments") to the Indenture (as supplemented and amended, the "Conrail Indenture") dated as of May 1, 1990, by Conrail and J.P. Morgan Trust Company, as successor Trustee, pursuant to which the Conrail Debentures were issued. By validly tendering their Conrail Debentures pursuant to the Exchange Offer and Consent Solicitation, Holders will be concurrently consenting to the Proposed Amendments with respect to the full principal amount of the Conrail Debentures so tendered on or prior to the Expiration Date. On or promptly following receipt of the requisite consents, Conrail and J.P. Morgan Trust Company, as successor Trustee will execute an amendment to the Conrail Indenture (the "Supplemental Indenture") containing the Proposed Amendments.

     All capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus and Consent Solicitation Statement.

     As set forth in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent and Solicitation -- Guaranteed Delivery Procedures," and in the Instructions of the Letter of Consent/ Transmittal, this form, or one substantially equivalent hereto, or an agent's message relating to the guaranteed delivery procedures, must be used to tender Conrail Debentures and deliver the related Consents pursuant to the terms of the Exchange Offer and Consent Solicitation where, (i) certificates representing such Conrail Debentures are not immediately available, (ii) time will not permit such Holder's Letter of Consent/Transmittal, certificates representing such Conrail Debentures and all other required documents to reach the Exchange Agent on or prior to the Expiration Date or (iii) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the Expiration Date. This form must be delivered by an Eligible Institution by mail or hand delivery or transmitted via facsimile to the Exchange Agent as set forth above.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Consent/Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Consent/Transmittal.


     WE STRONGLY URGE EACH DTC PARTICIPANT WHO IS SUBMITTING TENDERS OF THE CONRAIL DEBENTURES, ON BEHALF OF THEIR CLIENTS WHO ARE THE BENEFICIAL HOLDERS, TO SUBMIT ONE TENDER FOR EACH BENEFICIAL HOLDER TO SIMPLIFY THE DISTRIBUTION OF THE NEW CSXT NOTES AND NEW NSR NOTES. PLEASE NOTE THAT DISTRIBUTIONS OF THE NEW CSXT NOTES AND NEW NSR NOTES WILL BE CALCULATED FOR EACH VOLUNTARY OFFERING INSTRUCTION SUBMITTED.



     Participants in DTC are responsible for allocating the New CSXT Notes and the New NSR Notes, as well as fractional interests related thereto, to beneficial owners and none of DTC, CSXT, NSR, the Exchange Agent, the Information Agent or the Dealer Manager is responsible for such allocations.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Companies, upon the terms and subject to the conditions set forth in the Prospectus and Consent Solicitation Statement and the Letter of Consent/Transmittal (receipt of which is hereby acknowledged), the principal amount of the Conrail Debentures specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent Solicitation -- Guaranteed Delivery Procedures." The undersigned hereby authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Companies and the Trustee with respect to the Conrail Debentures tendered pursuant to the Exchange Offer and Consent Solicitation.

     The undersigned understands that by tendering its Conrail Debentures pursuant to the Exchange Offer and Consent Solicitation, Holders will be concurrently consenting to the Proposed Amendments with respect to the full principal amount of the Conrail Debentures so tendered on or prior to the Expiration Date.

     After the Expiration Date, Conrail Debentures tendered in the Exchange Offer and Consent Solicitation may not be withdrawn and the related Consents will be irrevocable.

     The undersigned understands that payment for Conrail Debentures tendered in the Exchange Offer and Consent Solicitation will be made only after timely receipt by the Exchange Agent of (i) a properly completed and duly executed Letter of Consent/Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and this Notice of Guaranteed Delivery, and (ii) the certificates for all physically tendered Conrail Debentures, in proper form for transfer (or a book-entry confirmation of the transfer of such Conrail Debentures into the Exchange Agent's account at DTC as described in the Prospectus and Consent Solicitation Statement), together with any other documents required by the Letter of Consent/Transmittal, within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery. The undersigned also understands that under no circumstances will interest be payable by reason of any delay in making payment to the undersigned and that the Cash Payments made in connection with the exchange of Conrail Debentures pursuant to the guaranteed delivery procedures will be the same as that for Conrail Debentures delivered to the Exchange Agent on or prior to the Expiration Date.

     All authority conferred, or agreed to be conferred, by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                       9 3/4% CONRAIL DEBENTURES DUE 2020
                            PLEASE SIGN AND COMPLETE


Signature(s) of Registered Holder(s) or Authorized Signatory:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name(s) of Registered Holder(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Amount of Conrail Debentures Tendered with Related Consents: $
                                                                        --------

Certificate No.(s) of Conrail Debentures (if available):
                                                         -----------------------

Date:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

If Conrail Debentures will be delivered by book-entry transfer, fill in account number below:

Account No.
           ---------------------------------------------------------------------

                       7 7/8% CONRAIL DEBENTURES DUE 2043
                            PLEASE SIGN AND COMPLETE


Signature(s) of Registered Holder(s) or Authorized Signatory:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name(s) of Registered Holder(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Amount of Conrail Debentures Tendered with Related Consents: $
                                                                        --------

Certificate No.(s) of Conrail Debentures (if available):
                                                         -----------------------

Date:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

If Conrail Debentures will be delivered by book-entry transfer, fill in account number below:

Account No.
           ---------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear(s) on certificate(s) for Conrail Debentures or on a security position listing as the owner of such Conrail Debentures, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                     Please print name(s) and addresses(s)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     DO NOT SEND CONRAIL DEBENTURES WITH THIS FORM. CONRAIL DEBENTURES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF CONSENT/TRANSMITTAL.

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an "Eligible Institution") hereby certifies that the tender of Conrail Debentures hereby complies with Rule 14e-4, promulgated under the Securities Exchange Act of 1934, as amended, and guarantees that the Conrail Debentures tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent Solicitation -- Guaranteed Delivery Procedures"), and that the Exchange Agent will receive (i) a properly completed and duly executed Letter of Consent/Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and this Notice of Guaranteed Delivery, and (ii) the certificates for all physically tendered Conrail Debentures, in proper form for transfer (or a book-entry confirmation of the transfer of such Conrail Debentures into the Exchange Agent's account at DTC as described in the Prospectus and Consent Solicitation Statement), together with any other documents required by the Letter of Consent/Transmittal, within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Consent/Transmittal and Conrail Debentures to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Area Code and Telephone Number):
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------